This Instrument Prepared By:
Thomas V. Eagan, P.A.
Steel Hector & Davis
4000 First Union Financial Center
Miami, Florida  33131-2398


                     MORTGAGE MODIFICATION AGREEMENT
                     -------------------------------


     THIS MORTGAGE MODIFICATION AGREEMENT ("Agreement"), made this 1ST day of NOVEMBER, 1995 by and between John Hancock Properties Limited Partnership, a Massachusetts limited partnership (the "Mortgagor") and John Hancock Realty Equities, Inc., a Delaware corporation (the "Mortgagee"), whose mailing address is 200 Berkeley Street, Boston, Massachusetts 02117.


                               WITNESSETH:
                               -----------

     WHEREAS, Pacific Mutual Life Insurance Company, a California corporation ("PMLIC") and the Mortgagor entered into that certain loan transaction (the "Loan") wherein PMLIC loaned to Mortgagor the original principal amount of Eight Million Eight Hundred Fifty Thousand and No/100 Dollars ($8,850,000.00) as evidenced by that certain Promissory Note dated the 17th day of October, 1985 (the "Original Note"); and

     WHEREAS, in connection with the Loan, the Mortgagor executed and delivered that certain Mortgage and Security Agreement dated the 16th day of October, 1985, in favor of PMLIC recorded in Official Records Book 3703, Page 226, Public Records of Orange County, Florida and modified by that certain Promissory Note and Mortgage Renewal and Modification Agreement dated November 1, 1992 and recorded in Official Records Book 4505, Page 962, Public Records of Orange County, Florida (collectively, the "Mortgage"), as well as other loan documents more particularly described in Exhibit A attached hereto and made a part hereof (the Mortgage and said loan documents are hereinafter sometimes collectively referred to as the "Loan Documents"); and

     WHEREAS, the Loan Documents were assigned by PMLIC to the Mortgagee pursuant to that certain Assignment of Mortgage and Assignment of Mortgage Loan Documents dated the 1ST day of NOVEMBER, 1995 and recorded in Official Records Book 4971, Page 2841, Public Records of Orange County, Florida; and

     WHEREAS, the Mortgage encumbers the real property located in Orange County, Florida, and described in Exhibit B attached hereto and made a part hereof, as well as personal property more particularly described in the Mortgage (said real property and personal property hereinafter collectively referred to as the "Property"); and

     WHEREAS, the Mortgagor and Mortgagee have agreed to modify the Mortgage in the manner hereinafter set forth;

     NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and in further consideration of the agreements hereinafter set forth, the Mortgagor and Mortgagee hereby agree as follows:

     1. That each and every of the above recitals is true and correct, and are incorporated by reference herein.

     2. Mortgagor acknowledges that the unpaid balance due on the original obligation secured by the Loan Documents at the time of the assignment of the Loan Documents to the Mortgagee was a sum in the amount of Eight Million Six Hundred Ninety-Three Thousand Seven Hundred Seventy-Four and 44/100 Dollars ($8,693,774.44) as of the first day of November, 1995, plus any interest owed thereon, and that said unpaid principal balance has been further reduced by Mortgagor paying to Mortgagee of even date herewith a sum in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00), and as a result of said payment, the unpaid principal balance owed to Mortgagee is a sum in the amount of Eight Million One Hundred Ninety-Three Thousand Seven Hundred Seventy-Four and 44/100 Dollars ($8,193,774.44).

     3. Mortgagee continues to own the Mortgage which is a first lien on the Property.

     4. The principal due Mortgagee and interest thereon shall be paid pursuant to the terms and conditions of the Renewal Note in the principal amount of Eight Million One Hundred Ninety-Three Thousand Seven Hundred Seventy-Four and 44/100 Dollars ($8,193,774.44) given by Mortgagor in favor of Mortgagee, and dated the 1st day of November, 1995 (the "Renewal Note"), which provides, in part, for monthly payments of interest in the amount of Fifty-Nine Thousand Seven Hundred Forty-Six and 27/100 Dollars ($59,746.27) which shall be due and payable on the first day of December, 1995 and on the first day of each month thereafter; provided, however, that on the first day of November, 1996, the entire unpaid principal balance, plus interest thereon shall be due and payable in full, if not sooner paid.

     5. The Mortgagor has no defense or right to offset with respect to the indebtedness evidenced by the Renewal Note and secured by the Loan Documents.

















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

     6. The Mortgagor ratifies and confirms that the maturity date of the Renewal Note is November 1, 1996 (the "Maturity Date"), and that, unless sooner due, all unpaid principal and all accrued and unpaid interest shall be due and payable on the Maturity Date. The Mortgagor further ratifies and confirms the lien and security interest of the Loan Documents upon or in any and all property, real, personal, or mixed, tangible or intangible, now encumbered by the Loan Documents, and grants to the Mortgagee the benefit of a lien upon and security interest in all such property, as security for the indebtedness as evidenced by the Renewal Note all with the same force and effect as if the provisions of this Agreement originally had been incorporated into the Original Note and Loan Documents. The foregoing grant is a supplemental further assurance of title as nothing contained in this document alters, discharges or impairs the lien and security interest of the Loan Documents, or their respective priorities. Except as herein modified and amended, the terms and conditions of the Loan Documents, and all of the documents recited herein or executed with respect to the foregoing are hereby ratified and affirmed and will remain in full force and effect.

     7. The Mortgagor acknowledges by its execution hereof that, as of the date hereof, (A) all principal and interest evidenced by the Renewal Note to the date of this Agreement are unconditionally due and owing to the Mortgagee as provided in the Renewal Note and that the Mortgagor has no actions, defenses, demands and/or claims of set-off or deduction whatsoever, against (i) the Mortgagee, (ii) the indebtedness evidenced by the Renewal Note and owed to the Mortgagee, or (iii) the Loan Documents, and (B) to the best of Mortgagor's knowledge, the Mortgagee has in no way defaulted or performed any act or omission under the Renewal Note or the Loan Documents or any other agreements between the Mortgagor and the Mortgagee (including Mortgagee's predecessor-in-interest), which would or could give rise to any action or actions, cause or causes of actions, suits, debts, sums of money, damages, claims, costs, expenses and/or demands whatsoever, in law or in equity or otherwise, by the Mortgagor against the Mortgagee. Furthermore, the Mortgagor for itself, its partners, officers and directors, affiliates, successors and assigns, and all others claiming by or through them, hereby fully remises, releases and forever discharges the Mortgagee, its officers, directors, agents and employees, affiliates, predecessors-in-interest, successors and assigns of and from any and all manner of action and actions, cause and causes of action, whether sounding in contract or in tort, or otherwise, suits, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, claims and demands of every kind and nature whatsoever, in law or in equity, accrued or unaccrued, known or unknown, fixed or contingent, which against it can, shall or may have for, on, or by reason of any matters, causes or things whatsoever which, as of the date hereof, may arise out of or in any way relate to the Loan or the Renewal Note and/or the Loan Documents or arising out of any negotiations or communications entertained in connection with this Agreement.

     8. The Mortgagor hereby represents and warrants to the Mortgagee that the execution and delivery of this Agreement has been authorized by all necessary partnership action required pursuant to the Mortgagor's partnership agreement and that the same constitutes a valid and binding obligation of the Mortgagor, fully enforceable against the Mortgagor in accordance with its terms.

     9. It is the intent of the parties that this Agreement shall not constitute a novation of the Loan Documents and will in no way adversely affect the lien priority of any of the Loan Documents.

     10. The Mortgagor represents and warrants to the Mortgagee that: (i) it has thoroughly read and reviewed the terms and provisions of this Agreement, and the terms and provisions are clearly understood and have been fully and unconditionally consented to by it; (ii) it has had a full and complete opportunity for advice of counsel of its own selection in regard to understanding the terms, meaning and effect of this Agreement;
(iii) it has freely and voluntarily executed this Agreement with full knowledge of the consequences thereof and without duress or undue influence; (iv) it has not relied on representations, either written or oral, express or implied, made to it by the Mortgagee or an attorney or agent acting on behalf of the Mortgagee, except as expressly set forth in this Agreement; and (v) it has received actual and adequate consideration to support this Agreement.

     11. The first "WHEREAS clause" on page 1 of the Mortgage is hereby amended to read as follows:

       "THAT, WHEREAS, Mortgagor is justly indebted to the Mortgagee in the principal sum of Eight Million One Hundred Ninety-Three Thousand Seven Hundred Seventy-Four and 44/100ths Dollars ($8,193,774.44), evidenced by a certain Renewal Note of Mortgagor of even date herewith (the "Note"), made payable to the order of Mortgagee, whereby Mortgagor promises to pay the said principal sum, late charges, and other sums and interest at the rate or rates and in installments, all as provided in the Note. The final payment of principal and interest, if not sooner paid pursuant to the terms of the Note, shall be due and payable on or before November 1, 1996. All such payments on account of the Indebtedness (as the term "Indebtedness" is hereinafter defined) secured hereby shall be applied first to interest on the unpaid principal balance, secondly to any other sums due thereunder, thirdly to all other advances and sums secured hereby, and the remainder to principal, all of said principal and interest being made payable at such place as the holder of the Note may from time to time in writing appoint; and"

     12. In the event that the Mortgagee resorts to litigation to enforce this Agreement, all costs of such litigation, to include reasonable attorneys' fees through all trials, appeals and proceedings, to include, without limitation, any proceedings pursuant to the bankruptcy laws of the Untied States, shall be paid by the Mortgagor.










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
     13. Except as herein specifically modified, the terms, covenants and conditions of the Loan Documents shall remain in full force and effect without any further modifications. Nothing contained herein shall in any way impair the Mortgage or any other Loan Documents which evidence or secure the loan, nor alter, waive, annul, vary or effect any provision, condition or covenant therein contained (except as herein expressly provided) nor affect nor impair any rights, powers or remedies, under the Mortgage or any other Loan Documents now or hereafter held by the Mortgagee, it being the intent of the parties hereto that all of the terms and provisions of the Mortgage and all other Loan Documents shall continue in full force and effect except as expressly modified hereby or by any other instrument executed by and between the parties hereto. In the event of a conflict between the terms of the Mortgage, any other Loan Documents and the terms of this Agreement, the terms of this Agreement shall prevail.

     14. This Agreement shall be governed and construed in accordance with the laws of the State of Florida or applicable federal laws, if the Mortgagee shall elect the benefit thereof. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Time is of the essence of this Agreement. As used herein, the neuter gender shall include the masculine and feminine genders, and vice versa, and the singular number includes the plural, and vice versa, as the context demands.

     15. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

     16. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto caused these presents to be duly executed as of the day and year first above written.


Signed, Sealed and              MORTGAGOR:
Delivered
in the Presence of:             JOHN HANCOCK PROPERTIES LIMITED
                                PARTNERSHIP, A Massachusetts limited
AVIA G. JOHNSTON                partnership, by its Managing General
-------------------------       Partner:
NAME:  Avia G. Johnston
       ----------------          JOHN HANCOCK REALTY EQUITIES, INC.
                                 a Delaware corporation
BRUCE R. MARTIN
-------------------------       BY:    RICHARD E. FRANK
NAME:  Bruce R. Martin                 ----------------
       ----------------         NAME:  Richard E. Frank
                                       ----------------
                                TITLE: Treasurer
                                       ----------------


                                   (CORPORATE SEAL)

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

     The foregoing instrument was acknowledged before me this 8TH day of NOVEMBER, 1995 by RICHARD E. FRANK, as TREASURER of JOHN HANCOCK REALTY EQUITIES, INC., a Delaware corporation, the managing general partner of JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP, a Massachusetts limited partnership, on behalf of the partnership, as the free act and deed of said corporation.



                         JOAN K. FALVEY
                         ---------------------------------------
                         (Print Name of Notary)   Joan K. Falvey
                                                  --------------
                         Notary Public
                         State of                 Massachusetts
                                                  -------------
                         Commission or Serial No.:     N/A
                                                  -------------
                         My commission expires:   June 28, 1996
                                                  -------------

                                                  [Notary Seal]

Signed, Sealed and              MORTGAGEE:
Delivered
in the Presence of:              JOHN HANCOCK REALTY EQUITIES, INC.
                                 a Delaware corporation
STEPHEN M. ROGERS
--------------------------      BY:    RICHARD E. FRANK
NAME:  Stephen M. Rogers               ----------------
       -----------------        NAME:  Richard E. Frank
                                       ----------------
SANDRA L SILBERT                TITLE: Treasurer
--------------------------             ----------------
NAME:  Sandra L. Silbert
       -----------------


                                   (CORPORATE SEAL)




COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

     The foregoing instrument was acknowledged before me this 8TH day of NOVEMBER, 1995 by RICHARD E. FRANK, as TREASURER of JOHN HANCOCK REALTY EQUITIES, INC., a Delaware corporation, as the free act and deed of said corporation.



                         JOAN K. FALVEY
                         ---------------------------------------
                         (Print Name of Notary)   Joan K. Falvey
                                                  --------------
                         Notary Public
                         State of                 Massachusetts
                                                  -------------
                         Commission or Serial No.:     N/A
                                                  -------------
                         My commission expires:   June 28, 1996
                                                  -------------

                                                  [Notary Seal]









8K1195X3.DOC

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